             Chase Manhattan - First Union Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305
[GRAPHIC OMITTED] State Street                   Payment Date: December 17, 1999
State Street Corporation                         Record Date:  November 30, 1999
Corporate Trust
2 Avenue de Lafayette
Boston, MA  02111-1724

Trustee's Report to Certificateholders
Table of Content

------------------------------------------------------------------------------------------------------------------------------------
Report Sections                                      Preparer                   Page Number
---------------                                      --------                   -----------
Distribution Date Statement                          Trustee                       1 - 6
Loan Schedule                                        Trustee                       7 - 11
Loan Portfolio Stratifications                       Trustee                      12 - 13
REO Status Report                                    Servicer                       14
Watch List                                           Servicer                       15
Delinquent Loan Status                               Servicer                     16 - 17
Historical Loan Modification Report                  Servicer                       18
Historical Liquidation Report                        Servicer                       19
Comparative Financial Report                         Servicer                     20 - 27
------------------------------------------------------------------------------------------------------------------------------------
Additional Report/File
------------------------------------------------------------------------------------------------------------------------------------
CSSA Periodic Loan Update File                       Servicer                   Delivery Through Web Site
Operating Statement Analysis                         Servicer                   Upon Reqest
NOI Adjustment Worksheet                             Servicer                   Upon Reqest
------------------------------------------------------------------------------------------------------------------------------------
State Street Information Delivery Vehicles
------------------------------------------------------------------------------------------------------------------------------------
Web Site:                                                                 http://corporatetrust.statestreet.com
For other information delivery requests:                                  informationdelivery@fmg-statestreet.com
------------------------------------------------------------------------------------------------------------------------------------
Deal-Specific Contacts
------------------------------------------------------------------------------------------------------------------------------------
Account Officer (trustee and paying agent questions):                     David Shepherd                   (617) 662-1327
Account Administrator (analytics and collateral questions):               Lai Yee Yuen                     (617) 662-1302
Servicer                                The Chase Manhattan Bank                                           (212) 622-3009
Special Servicer                        Orix Real Estate Capital Markets                                   (214) 290-2489
------------------------------------------------------------------------------------------------------------------------------------
Rating Agency Contacts
------------------------------------------------------------------------------------------------------------------------------------
Duffs & Phelps Rating Co.       Fitch IBCA, Inc.              Moody's Investors Service        Standard & Poor's Rating Services
55 East Monroe Street           One State Street Plaza        99 Church Street                 26 Brookway
Chicago, Illinois 60603         New York, NY 10004            New York, NY 10007               New York, NY 10007
(312) 368-3100                  (212) 908-0500                (212) 553-0300                   (212) 208-8000
------------------------------------------------------------------------------------------------------------------------------------

This report has been prepared by, or is based on information furnished to State Street Bank and Trust Company ("State Street") by, one or more third parties (e.g. Servicers, Master Servicer, etc.), and State Street has not independently verified information received from or prepared by any such third party. State Street shall not and does not undertake responsibility for the accuracy, completeness, or sufficiency of this report or the information contained herein for any purpose, and State Street makes no representations or warranties with respect thereto. The information in this report is presented here with the approval of the Issuer soley as a convience for the user, and should not be reiled upon withour further investigation by any user contemplating an investment decision with repsect to the related securities.

             Chase Manhattan - First Union Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305

[GRAPHIC OMITTED] State Street                   Payment Date: December 17, 1999
                                                 Record Date:  November 30, 1999
Trustee's Report to Certificateholders
Payment Summary

------------------------------------------------------------------------------------------------------------------------------------
                          Pass-Through     Interest          Original            Beginning          Principal          Interest
Class        CUSIP            Rate           Type            Balance              Balance              Paid              Paid
------------------------------------------------------------------------------------------------------------------------------------
 A-1       161582AA9        7.1340%          Fixed       $210,400,000.00      $208,008,876.13     $1,460,048.25     $1,236,612.77
 A-2       161582AB7        7.4390%          Fixed       $816,865,579.00      $816,865,579.00         $0.00         $5,063,885.87
  B        161582AD3        7.6190%          Fixed        $76,870,213.00       $76,870,213.00         $0.00          $488,061.79
  C        161582AE1        7.6250%          Fixed        $62,893,811.00       $62,893,811.00         $0.00          $399,637.76
  D        161582AF8        7.6250%          Fixed        $20,964,604.00       $20,964,604.00         $0.00          $133,212.59
  E        161582AG6        7.5778%        Variable       $48,917,408.00       $48,917,408.00         $0.00          $308,904.54
  F        161582AH4        7.5778%        Variable       $17,470,503.00       $17,470,503.00         $0.00          $110,323.05
  G        161582AJ0        6.4000%          Fixed        $59,399,711.00       $59,399,711.00         $0.00          $316,798.46
  H        161582AK7        6.4000%          Fixed        $10,482,302.00       $10,482,302.00         $0.00           $55,905.61
  I        161582AL5        6.4000%          Fixed        $10,482,301.00       $10,482,301.00         $0.00           $55,905.61
  J        161582AM3        6.4000%          Fixed        $20,964,604.00       $20,964,604.00         $0.00          $111,811.22
  K        161582AN1        6.4000%          Fixed        $6,988,201.00        $6,988,201.00          $0.00           $37,270.41
  L        161582AP6        6.4000%          Fixed        $8,735,252.00        $8,735,252.00          $0.00           $46,588.01
  M        161582AQ4        6.4000%          Fixed        $26,205,752.00       $26,205,752.00         $0.00          $139,763.87
 X*        161582AC5        0.3132%        Variable     $1,397,640,241.00    $1,395,249,117.13        $0.00          $364,198.39
  R           N/A           0.0000%        Residual           $0.00                $0.00              $0.00             $0.00
------------------------------------------------------------------------------------------------------------------------------------
* Based on a Notional Balance              Totals:     $1,397,640,241.00    $1,395,249,117.13    $1,460,048.25     $8,868,879.95
                                          ------------------------------------------------------------------------------------------


------------------------------------------------------------------
                                   Total            Ending
Class        CUSIP                 Paid             Balance
------------------------------------------------------------------
 A-1       161582AA9           $2,696,661.02    $206,548,827.88
 A-2       161582AB7           $5,063,885.87    $816,865,579.00
  B        161582AD3            $488,061.79     $76,870,213.00
  C        161582AE1            $399,637.76     $62,893,811.00
  D        161582AF8            $133,212.59     $20,964,604.00
  E        161582AG6            $308,904.54     $48,917,408.00
  F        161582AH4            $110,323.05     $17,470,503.00
  G        161582AJ0            $316,798.46     $59,399,711.00
  H        161582AK7            $55,905.61      $10,482,302.00
  I        161582AL5            $55,905.61      $10,482,301.00
  J        161582AM3            $111,811.22     $20,964,604.00
  K        161582AN1            $37,270.41       $6,988,201.00
  L        161582AP6            $46,588.01       $8,735,252.00
  M        161582AQ4            $139,763.87     $26,205,752.00
 X*        161582AC5            $364,198.39    $1,393,789,068.88
  R           N/A                  $0.00             $0.00
------------------------------------------------------------------
            Totals:          $10,328,928.20    $1,393,789,068.88
            ------------------------------------------------------

Distributions per Certificate
----------------------------------------------------------------------------------------------
                Beginning           Principal          Interest                   Ending
Class        Certif. Factor       Distribution(1)      Distribution(1)        Certif. Factor
----------------------------------------------------------------------------------------------
 A-1           0.988635343          6.9393928            5.877437120          0.981695950
 A-2           1.000000000          0.0000000            6.199166669          1.000000000
  B            1.000000000          0.0000000            6.349166614          1.000000000
  C            1.000000000          0.0000000            6.354166708          1.000000000
  D            1.000000000          0.0000000            6.354166766          1.000000000
  E            1.000000000          0.0000000            6.314818234          1.000000000
  F            1.000000000          0.0000000            6.314818182          1.000000000
  G            1.000000000          0.0000000            5.333333356          1.000000000
  H            1.000000000          0.0000000            5.333333270          1.000000000
  I            1.000000000          0.0000000            5.333333779          1.000000000
  J            1.000000000          0.0000000            5.333333270          1.000000000
  K            1.000000000          0.0000000            5.333334001          1.000000000
  L            1.000000000          0.0000000            5.333333257          1.000000000
  M            1.000000000          0.0000000            5.333327966          1.000000000
 X*            0.998289171          0.0000000            0.260580927          0.997244518
  R                N/A                 N/A                   N/A                  N/A
-------------------------------------------------------------------------------------------------

(1) represents net payment per certificate

             Chase Manhattan - First Union Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305

[GRAPHIC OMITTED] State Street                   Payment Date: December 17, 1999
                                                 Record Date:  November 30, 1999

Trustee's Report to Certificateholders
Principal Detail

------------------------------------------------------------------------------------------------------------------------------------
                  Beginning                Scheduled            Unscheduled          Other Principal/                Total Principal
 Class             Balance                 Principal             Principal           Cash Adjustments                Distrib. Amount
------------------------------------------------------------------------------------------------------------------------------------
  A-1          $208,008,876.13           $1,460,048.25             $0.00                  $0.00                       $1,460,048.25
  A-2          $816,865,579.00               $0.00                 $0.00                  $0.00                           $0.00
   B            $76,870,213.00               $0.00                 $0.00                  $0.00                           $0.00
   C            $62,893,811.00               $0.00                 $0.00                  $0.00                           $0.00
   D            $20,964,604.00               $0.00                 $0.00                  $0.00                           $0.00
   E            $48,917,408.00               $0.00                 $0.00                  $0.00                           $0.00
   F            $17,470,503.00               $0.00                 $0.00                  $0.00                           $0.00
   G            $59,399,711.00               $0.00                 $0.00                  $0.00                           $0.00
   H            $10,482,302.00               $0.00                 $0.00                  $0.00                           $0.00
   I            $10,482,301.00               $0.00                 $0.00                  $0.00                           $0.00
   J            $20,964,604.00               $0.00                 $0.00                  $0.00                           $0.00
   K            $6,988,201.00                $0.00                 $0.00                  $0.00                           $0.00
   L            $8,735,252.00                $0.00                 $0.00                  $0.00                           $0.00
   M            $26,205,752.00               $0.00                 $0.00                  $0.00                           $0.00
  X*          $1,395,249,117.13              $0.00                 $0.00                  $0.00                           $0.00
   R                $0.00                    $0.00                 $0.00                  $0.00                           $0.00
------------------------------------------------------------------------------------------------------------------------------------
Totals:       $1,395,249,117.13          $1,460,048.25             $0.00                  $0.00                       $1,460,048.25
              ----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
              Realized Losses/            Reimbursement of                     Ending                        Cumulative
 Class          Balance Adj.         Prior loss/additional exp.                Balance                     Realized Losses
---------------------------------------------------------------------------------------------------------------------------
  A-1               $0.00                       $0.00                      $206,548,827.88                      $0.00
  A-2               $0.00                       $0.00                      $816,865,579.00                      $0.00
   B                $0.00                       $0.00                      $76,870,213.00                       $0.00
   C                $0.00                       $0.00                      $62,893,811.00                       $0.00
   D                $0.00                       $0.00                      $20,964,604.00                       $0.00
   E                $0.00                       $0.00                      $48,917,408.00                       $0.00
   F                $0.00                       $0.00                      $17,470,503.00                       $0.00
   G                $0.00                       $0.00                      $59,399,711.00                       $0.00
   H                $0.00                       $0.00                      $10,482,302.00                       $0.00
   I                $0.00                       $0.00                      $10,482,301.00                       $0.00
   J                $0.00                       $0.00                      $20,964,604.00                       $0.00
   K                $0.00                       $0.00                       $6,988,201.00                       $0.00
   L                $0.00                       $0.00                       $8,735,252.00                       $0.00
   M                $0.00                       $0.00                      $26,205,752.00                       $0.00
  X*                $0.00                       $0.00                     $1,393,789,068.88                     $0.00
   R                $0.00                       $0.00                           $0.00                           $0.00
---------------------------------------------------------------------------------------------------------------------------
Totals:             $0.00                       $0.00                     $1,393,789,068.88                     $0.00
              -------------------------------------------------------------------------------------------------------------

Interest Detail
------------------------------------------------------------------------------------------------------------------------------------
                   Accrued                Beg. Unpaid            Prepayment          Current Interest           Prepayment Premium/
 Class         Certif. Interest             Interest           Int. Shortfall           Shortfalls               Yield Maintenance
------------------------------------------------------------------------------------------------------------------------------------
  A-1           $1,236,612.77                $0.00                 $0.00                  $0.00                        $0.00
  A-2           $5,063,885.87                $0.00                 $0.00                  $0.00                        $0.00
   B             $488,061.79                 $0.00                 $0.00                  $0.00                        $0.00
   C             $399,637.76                 $0.00                 $0.00                  $0.00                        $0.00
   D             $133,212.59                 $0.00                 $0.00                  $0.00                        $0.00
   E             $308,904.54                 $0.00                 $0.00                  $0.00                        $0.00
   F             $110,323.05                 $0.00                 $0.00                  $0.00                        $0.00
   G             $316,798.46                 $0.00                 $0.00                  $0.00                        $0.00
   H              $55,905.61                 $0.00                 $0.00                  $0.00                        $0.00
   I              $55,905.61                 $0.00                 $0.00                  $0.00                        $0.00
   J             $111,811.22                 $0.00                 $0.00                  $0.00                        $0.00
   K              $37,270.41                 $0.00                 $0.00                  $0.00                        $0.00
   L              $46,588.01                 $0.00                 $0.00                  $0.00                        $0.00
   M             $139,764.01                 $0.00                 $0.00                  $0.14                        $0.00
  X*             $364,198.39                 $0.00                 $0.00                  $0.00                        $0.00
   R                $0.00                    $0.00                 $0.00                  $0.00                        $0.00
------------------------------------------------------------------------------------------------------------------------------------
Totals:         $8,868,880.09                $0.00                 $0.00                  $0.14                        $0.00
              ----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              Deferred                        Excess                         Total Interest                       Cum. Unpaid
 Class        Interest                       Interest                         Distr. Amount                   Interest Shortfall
------------------------------------------------------------------------------------------------------------------------------------
  A-1           $0.00                          $0.00                          $1,236,612.77                          $0.00
  A-2           $0.00                          $0.00                          $5,063,885.87                          $0.00
   B            $0.00                          $0.00                           $488,061.79                           $0.00
   C            $0.00                          $0.00                           $399,637.76                           $0.00
   D            $0.00                          $0.00                           $133,212.59                           $0.00
   E            $0.00                          $0.00                           $308,904.54                           $0.00
   F            $0.00                          $0.00                           $110,323.05                           $0.00
   G            $0.00                          $0.00                           $316,798.46                           $0.00
   H            $0.00                          $0.00                           $55,905.61                            $0.00
   I            $0.00                          $0.00                           $55,905.61                            $0.00
   J            $0.00                          $0.00                           $111,811.22                           $0.00
   K            $0.00                          $0.00                           $37,270.41                            $0.00
   L            $0.00                          $0.00                           $46,588.01                            $0.00
   M            $0.00                          $0.00                           $139,763.87                           $0.14
  X*            $0.00                          $0.00                           $364,198.39                           $0.00
   R            $0.00                          $0.00                              $0.00                              $0.00
------------------------------------------------------------------------------------------------------------------------------------
Totals:         $0.00                          $0.00                          $8,868,879.95                          $0.14
              ----------------------------------------------------------------------------------------------------------------------

             Chase Manhattan - First Union Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305
[GRAPHIC OMITTED] State Street                   Payment Date: December 17, 1999
                                                 Record Date:  November 30, 1999

Trustee's Report to Certificateholders

Delinquency Statistics
               ------------------------------------------------------------------------------------------------
                    One Month            Two Months           Three+Months         Foreclosures         Total
---------------------------------------------------------------------------------------------------------------
# of Loans             0                     0                      0                    0                0
---------------------------------------------------------------------------------------------------------------
Ending APB            0.00                  0.00                  0.00                 0.00              0.00
---------------------------------------------------------------------------------------------------------------

Appraisal Reduction

                                                                          ---------------------------------------------
                                                                             Current Total            Cumulative Total
-----------------------------------------------------------------------------------------------------------------------
Loan Number            0                0                     0                    0                          0
-----------------------------------------------------------------------------------------------------------------------
Amount               0.00              0.00                  0.00                0.00                       0.00
-----------------------------------------------------------------------------------------------------------------------
ASER Date           0/0/00            0/0/00                0/0/00              0/0/00                     0/0/00
-----------------------------------------------------------------------------------------------------------------------

Liquidated Mortgage Loans

-------------------------------------------------------------------------------------------------------------------------------
    Loan Number         Aggregate Liquidation Proceeds    Proceeds allocable to certificates     Collateral Support Deficit
-------------------------------------------------------------------------------------------------------------------------------
No Liquidated Loans                0.00                              0.00                               0.00
-------------------------------------------------------------------------------------------------------------------------------
No Liquidated Loans                0.00                              0.00                               0.00
-------------------------------------------------------------------------------------------------------------------------------

REO Properties (which a Final Recovery Determination has been made)

------------------------------------------------------------------------------------------------------------------------------------
   Loan Number      Aggregate Liquidation Proceeds  Proceeds allocable to certificates  Collateral Support Deficit  Appraised Value
------------------------------------------------------------------------------------------------------------------------------------
No REO Properties              0.00                             0.00                               0.00                   0.00
------------------------------------------------------------------------------------------------------------------------------------
No REO Properties              0.00                             0.00                               0.00                   0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Aggregate amount of monies collected by Servicer with respect to REO property during the Collection Period                      0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Aggr. of all Liquidation Proceeds and other amt. received in connection with Final Recovery Determination                       0.00
------------------------------------------------------------------------------------------------------------------------------------

Mortgage Loans which were defeased during the related Due Period
--------------------------------------------------------------------------------
Loan Number               NA                     NA                        NA
--------------------------------------------------------------------------------

             Chase Manhattan - First Union Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305
[GRAPHIC OMITTED] State Street                   Payment Date: December 17, 1999
                                                 Record Date:  November 30, 1999

Trustee's Report to Certificateholders

------------------------------------------------------------------------------------------------------------------------------------
Available Distribution Amount                                                                                          10,328,928.20
------------------------------------------------------------------------------------------------------------------------------------
Collateral Information:
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Current Period                        Current Period
                                            Closing                            Beginning                              Ending
Stated Principal Balance                 1,397,640,242.00                1,395,249,117.99                         1,393,789,069.74
Actual Principal Balance                                                                                          1,393,789,069.74
Loan Count                                                                      205                                      205

Gross WAC                                                                         7.68687%
Net WAC                                                                           7.62778%
------------------------------------------------------------------------------------------------------------------------------------

Interest Reserve Account:
--------------------------------------------------------------------------------
Beginning Balance                                                          0.00
Deposits                                                                   0.00
Withdrawals                                                                0.00
Ending Balance                                                             0.00
--------------------------------------------------------------------------------

Advances:
------------------------------------------------------------------------------------------------------------------------------------
Aggregate P&I Advances                                                                                                          0.00
Aggregate unreimbursed P&I Advances outstanding as of close of business on distribution date                                    0.00
Interest accrued and payable to Master Servicer in respect of unreimbursed P&I Advances                                         0.00
Interest Payable to Master Servicer on Advances                                                                                 0.00
Aggregate Amount of interest on Servicing Advances paid to the Special Servicer                                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
Servicing and Trustee Fees:
------------------------------------------------------------------------------------------------------------------------------------
Aggregate Amount of servicing compensation paid to Master Servicer                                                         67,545.26
Aggregate Amount of servicing compensation paid to Special Servicer                                                             0.00
Aggregate Amount of servicing compensation paid to Sub-Servicer directly out of trust fund                                      0.00
Sub-Servicing Fee (included in Master Servicing Fee)                                                                            0.00
Trustee Fees
------------------------------------------------------------------------------------------------------------------------------------

Aggregate Amount Of:
--------------------------------------------------------------------------------
Liquidation Proceeds                                                        0.00
Insurance Proceeds                                                          0.00
Principal Recovery Fees                                                     0.00
Additional Trust Fund Expenses                                              0.00
Additional Interest                                                         0.00
Net Default Interest                                                        0.00
--------------------------------------------------------------------------------

             Chase Manhattan - First Union Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305
[GRAPHIC OMITTED] State Street                   Payment Date: December 17, 1999
                                                 Record Date:  November 30, 1999

Trustee's Report to Certificateholders

                                                      Original/Current Ratings
------------------------------------------------------------------------------------------------------------------------------------
        Original DCR   Current DCR   Original Fitch   Current Fitch   Original Moody's   Current Moodys   Original S&P   Current S&P
Class                                                    19990925                                                         19990925
------------------------------------------------------------------------------------------------------------------------------------
 A-1                                      AAA              AAA                                                AAA            AAA
 A-2                                      AAA              AAA                                                AAA            AAA
  B                                        AA               AA                                                 AA             AA
  C                                        A                A                                                  A              A
  D                                        A-               A-                                                 A-             A-
  E                                       BBB              BBB                                                BBB            BBB
  F                                       BBB-             BBB-                                               BBB-           BBB-
  G                                        NR               NR                                                 NR             NR
  H                                        NR               NR                                                 NR             NR
  I                                        NR               NR                                                 NR             NR
  J                                        NR               NR                                                 NR             NR
  K                                        NR               NR                                                 NR             NR
  L                                        NR               NR                                                 NR             NR
  M                                        NR               NR                                                 NR             NR
 X*                                       AAA              AAA                                                AAA            AAA
  R
------------------------------------------------------------------------------------------------------------------------------------

Subordinate Support Percentage & Original Class Maturity @ 0% CPR                                      Prepayment Speed History
----------------------------------------------------------------------------------------------     ---------------------------------
              Orig. Class Maturity           Original Subordinate          Current Subordinate                               CPR
Class               @ 0% CPR                  Support Percentage           Support Percentage                                 %
-----               --------                  ------------------           -------------------     ---------------------------------
 A-1                 8/15/07                       26.500%                       26.573%              1 month               0.00%
 A-2                 8/15/09                       26.500%                       26.573%           ---------------------------------
  B                  8/15/09                       21.000%                       21.058%              3 month               0.00%
  C                  8/15/09                       16.500%                       16.546%           ---------------------------------
  D                  8/15/09                       15.000%                       15.041%              6 month               0.00%
  E                  8/15/11                       11.500%                       11.532%           ---------------------------------
  F                  8/15/11                       10.250%                       10.278%             12 month               0.00%
  G                                                 6.000%                       6.017%            ---------------------------------
  H                                                 5.250%                       5.265%                Life                 0.00%
  I                                                 4.500%                       4.512%            ---------------------------------
  J                                                 3.000%                       3.008%
  K                                                 2.500%                       2.507%
  L                                                 1.875%                       1.880%
  M                                                 0.000%                       0.000%
 X*                                                   NA                           NA
  R                                                   NA                           NA
----------------------------------------------------------------------------------------------